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                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information, included in Post-Effective Amendment Number 68 to the Registration Statement (Form N-1A, No. 33-44964) of Willamette Family of Funds of The Coventry Group and to the use of our report dated April 28, 1999, incorporated by reference therein.





                                                              ERNST & YOUNG LLP


Columbus, Ohio
April 26, 2000